UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

CANCER CAPITAL CORP.

(Exact Name if Business Issuer as specified in its Charter)

Wyoming	000-32363	91-1803648
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2157 S. Lincoln Street, Suite 200

Salt Lake City, Utah 84106

(Address of principal executive offices, including zip code)

(801) 323-2395

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001	CNCL	OTC

EXPLANATORY NOTE

This Form 8-K is being amended solely for the purposes of correcting the name of our new audit firm.

Item 4.01.  Change in Registrant’s Certifying Accountant.

On November 30, 2023, the Board of Directors (the “Board”) of Cancer Capital Corp. (“Cancer Capital” or the “Company”) agreed to dismiss the Company’s independent registered public accounting firm, Pinnacle Accountancy Group of Utah (“Pinnacle”), effective as of November 30, 2023. Also on November 30, 2023, the Company engaged the accounting firm of Fruci & Associates II, PLLC as the Company’s new independent registered public accounting firm. The Board and the Company’s Audit Committee approved of the dismissal of Pinnacle and the engagement of Fruci & Associates II, PLLC.

The reports of Pinnacle on the Company’s financial statements as of and for the two most recent fiscal years ended December 31, 2022, and December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During Cancer Capital’s most recent fiscal year, since inception and the subsequent interim periods thereto, there were no disagreements between the Company and Pinnacle whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Pinnacle's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.

Cancer Capital has requested that Pinnacle furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

On November 30, 2023, Cancer Capital engaged Fruci & Associates II, PLLC as its independent accountant. During the two (2) most recent fiscal years and the interim periods preceding the engagement, the Company did not engage Fruci & Associates II, PLLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
16.1.1	Letter from Pinnacle CPAs, dated February 28, 2024, to the Securities and Exchange Commission regarding statements included in this Form 8-K.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John W. Peters
Name:	John W. Peters
Title:	President

Dated: March 12, 2024